Property




                                    TENANT:














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                                LEASE AGREEMENT

                               TABLE OF CONTENTS



I.       LEASED PREMISES
         1.00     Leased Premises
         1.01     Rentable Area

II.      LEASE TERM
         2.00     Term

III.     RENTAL
         3.00     Rental Payment
         3.01     Proportionate Share
         3.02     Miscellaneous Rent Provisions
         3.03     Additional Rent

IV.      SECURITY DEPOSIT
         4.00     Security Deposit

V.       USE OF THE PREMISES
         5.00     Proposed Use
         5.01     Prohibited Activities
         5.02     Use of Name of Business Park
         5.03     Business Park Name

VI.      UTILITIES AND SERVICES
         6.00     Utilities
         6.01     Services
         6.02     Graphics
         6.03     Improvements to be Made by Landlord
         6.04     Repairs by Landlord
         6.05     Peaceful Enjoyment
         6.06     Parking
         6.07     Regulations

VII.     CONDITION OF THE PREMISES
         7.00     Condition of the Premises
         7.01     Windows
         7.02     Repairs, Maintenance and
                  Alterations
         7.03     Alterations
         7.04     Trade Fixtures
         7.05     Compliance with the Laws

VIII.    TENANT COVENANTS AND
         REPRESENTATIONS
         8.00     Obligations of Tenant Regarding
                  Improvements
         8.01     Tenant Trade Fixtures
         8.02     Repairs by Tenant
         8.03     Care of Leased Premises
         8.04     Alterations, Additions and
                  Improvements
         8.05     Tenant to Keep the Premises Lien
                  Free
         8.06     Legal use and Violations of
                  Insurance Coverage
         8.07     Laws, Ordinances, Regulations and
                  ADA
         8.08     Entry for Repairs and Inspection
         8.09     Nuisance
         8.10     Subordination to Mortgages
         8.11     Estoppel Certificate
         8.12     Tenant's Remedies
         8.13     Abandonment
         8.14     Toxic Waste

IX.      TAX
         9.00     Personal Property Tax

X.       DAMAGE OR DESTRUCTION
         10.00    Damage to Premises
         10.01    Election by Landlord to Repair
         10.02    Tenant's Election to Terminate
         10.03    Inconvenience Damage
         10.04    Total Destruction
         10.05    Tenant's Property

XI.      EMINENT DOMAIN
         11.00    Total Taking - Termination
         11.01    Partial Taking
         11.02    Temporary Taking

XII.     DEFAULTS AND REMEDIES
         12.00    Default by Tenant
         12.01    Waiver

XIII.    INSURANCE
         13.00    Landlord
         13.01    Tenant

XIV.     HOLDING OVER
         14.00    Holding Over

XV.      ATTORNEY'S FEES
         15.00    Attorney's Fees

XVI.     ASSIGNMENT AND SUBLETTING
         16.00    Assignment Prohibited
         16.01    Assignment of Sublease
         16.02    No Release of Liability
         16.03    Joint Liability

XVII.    HOLD HARMLESS AND NON-LIABILITY
         17.00    Hold Harmless and Non-Liability

XVIII.   WAIVER OF SUBROGATION
         18.00    Waiver of Subrogation

XIX.     GENERAL PROVISIONS
         19.00    Severability
         19.01    Notices
         19.02    No Joint Venture
         19.03    Successors and Assigns
         19.04    Choice of Law
         19.05    Entire Agreement
         19.06    Broker's Commission
         19.07    Force Majeure
         19.08    Binding
         19.09    Lease Memorandum

XX.      EXHIBITS
         Exhibits

EXHIBIT "A"       Site Plan

EXHIBIT "B"       Improvements to be Made by
                  Landlord

EXHIBIT "C"       Rules and Regulations


                            Jupiter Resource Center

                                LEASE AGREEMENT


         THIS LEASE AGREEMENT made and entered into this day of March, 1995, between PROPERTY RESERVE, INC., (hereinafter referred to as "Landlord") whose address for purposes hereof is Jupiter Resource Center, c/o JSC Realty Services, Inc., 3860 West Northwest Highway, Suite #400 Dallas, Texas 75220 and ELEXSYS INTERNATIONAL, INC. , hereinafter referred to as "Tenant), whose address for purposes hereof is 2609 Technology Drive, Plano, Texas, 75074.


                              W I T N E S S E T H:


                                   ARTICLE I.

                                LEASED PREMISES

         1.00 Leased Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to the terms and conditions of this Lease Agreement, those certain premises hereinafter described, and referred to as the "Leased Premises" in the Project known as Jupiter Resource Center located at 2609 Technology Dr. , Plano, Texas (hereinafter referred to as the "Business Park"), together with the right in common with others to the use of all common entrance ways, drives, and other similar access and service ways and common areas in and adjacent to the Business Park of which said Leased Premises are a part. The Leased Premises are more particularly described as approximately 31,415 square feet of rentable area located at 2609 Technology Dr. of the Business Park, as reflected on the building and floor plan of such Leased Premises attached hereto and made a part hereof as Exhibit "A".

         1.01 Rentable Area. The Leased Premises shall include the appurtenant right to use, in common with others, the public portions in the Business Park. Landlord reserves all air rights over the Leased Premises, the use of the exterior walls, demising walls, and the roof, and the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof. Further, Landlord has the right to use the land below and the area above the Premises in any manner which does not materially interfere with Tenant's use of the Premises.


                                   ARTICLE II

                                   LEASE TERM

         2.00 Term. Subject to and upon the terms and conditions set forth herein, or in any Exhibit or Addendum hereto, this Lease Agreement shall continue in force for a term of eighty four (84) months, beginning on the 1st day of September, 1995, and ending on the 31st day of August, 2002. In the event that the Leased Premises should not be ready for occupancy by said commencement date for any reason this lease shall not be void or voidable, and Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof and the term of this Lease Agreement shall be for the same term of months as set forth in the sentence above, but the commencement date shall be effective only from the time that the Leased Premises are prepared for occupancy by the Tenant in accordance with the terms and conditions set forth herein. Should the term of this Lease Agreement commence on a date other than that specified in this Paragraph, Landlord and Tenant will, at the request of either, execute a declaration specifying the revised commencement date of the term of this Lease Agreement. In such event rental under this Lease Agreement shall not commence until said revised commencement date, and the stated term in this Lease Agreement shall thereupon commence and the expiration date shall be extended so as to give effect to the full stated term. Within five
(5) days after Tenant receives Landlord's notice that the Leased Premises are ready for occupancy, Tenant shall inspect the Leased Premises, and except for items specified by Tenant to Landlord within five (5) days of Tenant's inspection, Tenant shall be deemed to have accepted the Leased Premises in their then condition, as is. The existence of "punch list" (as that term is generally used in the construction industry) items shall not postpone the commencement date of this Lease Agreement.


                                  ARTICLE III.


                                     RENTAL

         3.00 Rental Payment. Tenant shall pay to Landlord in legal tender of the United States of America, without prior notice or demand and without any set off or deduction whatsoever, at the office of the Landlord, or at such place or to such agent as Landlord may from time to time designate in writing, rental comprised of both base rental and additional rental as hereinafter described:


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                  (a) Base  Rental.  Tenant  hereby  agrees to pay a base rental
         ("Base Rental") of $* see below in advance on the 1st day of each month during the term of this Lease Agreement, and any extensions or renewals thereof. If the Tenant's obligation to pay base rental does not commence on the first day of a calendar month nor expire on the last day of the calendar month, the base rental payable by Tenant on the first fractional month, or the last fractional month, as the case may be, shall be prorated for said month. Tenant shall, however, be required to pay the first month's rent upon execution of this Lease Agreement.

                  (b) Late Charges. Tenant agrees that if any rental, either Base Rental, other monies due hereunder from Tenant to Landlord remains unpaid five (5) calendar days after said amount is due, a late charge shall be paid to Landlord by Tenant in the amount of the greater of five (5%) percent of such delinquent payment or twenty five ($25.00) dollars provided that in no event shall such charge be greater than that permitted by state law. Tenant agrees that such amount is a reasonable estimate of Landlord's collection and administrative expenses.

         3.01 Additional Rent. Additional Monthly Rental Charges - In addition to the Base Rental provided in Section 3.00 and separate from the computation of such amounts, Tenant shall pay on the first day of each month of the following:

                  (a)      Taxes and Insurance:

                           (1) In the event the "Tax and Insurance Expenses" (as
                  defined below of the Business Park shall in any calendar year during the term of the Lease exceed the sum of $ a 1996 Base Year per square foot, then with respect to such excess (the "Tax and Insurance Differential"). Tenant agrees to pay, as additional rental, Tenant's pro rata share of the Tax and Insurance Differential within ten (10) days following receipt of an invoice from Landlord stating the amount due. The pro rata share to be paid by Tenant is one hundred percent (100)% subject, however, to adjustment for any expansion of the Leased Premises. In the case of a multi-building Project, if such Tax and Insurance Expenses are not separately assessed to the Business Park but are assessed against the Project as a whole, Landlord shall determine the portion of such Tax and Insurance Expenses allocable to the Business Park in which the Leased Premises are located.

                           (2) At or prior to the commencement of this Lease and
                  at any time during the Lease term, Landlord may deliver to Tenant a written estimate of any additional rent applicable to the Leased Premises (based on the pro rata share stated above) which may be anticipated for excess Tax and Insurance Expenses during the calendar year in which this Lease commences or for any succeeding calendar year, as the case may be. Based upon such written estimate, the monthly Base Rental shall be increased by one-twelfth (1/12) of the estimated additional rent.

                           (3) Statements showing the actual Tax and Insurance Expenses (as well as the actual Common Area Maintenance
                  Expenses, as defined in Paragraph 3.01(b)(2) below, and Tenant's proportionate share thereof (hereinafter referred to as the "Statement of Actual Adjustment") shall be delivered by Landlord to Tenant after any calendar year in which additional rental was paid or due by Tenant. Within ten (10) days after the delivery by Landlord to Tenant of such Statement of Actual Adjustment, Tenant shall pay Landlord the amount of any additional rental shown on such statement as being due and unpaid. If such Statement of Actual Adjustment shows that Tenant has paid more than the amount of additional rental actually due from Tenant for the preceding calendar year and if Tenant is not then in default under this Lease, Landlord shall credit the amount of such excess to the next Base Rental installment due from Tenant.

                           (4) "Tax and Insurance  Expenses" shall mean: (i) all
                  ad valorem, rental, sales, use, and other taxes (other than Landlord's income taxes), special assessments, and other governmental charges, and all assessments due to deed restrictions and/or owner's associations which accrue against the Business Park during the term of this Lease; and (ii) all insurance premiums paid by Landlord with respect to the Business Park including, without limitation, public liability, casualty, rental, and property damage insurance.

                  (b)      Common Area Maintenance:

                           (1) In addition to the rental payable under "Paragraphs 3.00 and 3.01(a) above, Tenant agrees to pay, as additional monthly rental, its pro rata share (as stated in Paragraph 3.01(a) above), of the "Common Area Maintenance Expenses" (hereinafter defined)which exceed the actual expenses incurred in the 1996 Base Year. At or prior to the commencement of the Lease, and at any time during the Lease term, Landlord may deliver to Tenant a written

         *        Base Rental

                  Months 1 thru 36 = $13,352.00 per month Months 37 thru 60 = $13,614.00 per month Months 61 thru 84 = $14,137.00 per month

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                  estimate,  the  monthly  Base  Rental  shall be  increased  by one-twelfth (1/12) of said estimated additional rent. The Statement of Actual Adjustment shall then include the actual Common Area Maintenance Expenses for the preceding period, and adjustments effected, as provided in Paragraph 3.01(a)(3) above. In the case of a multi-building Project, if such Common Area Maintenance Expenses are not separately assessed or charged to the Building but are assessed or charged against the Project as a whole, Landlord shall determine the portion of such Common Area Maintenance Expenses allocable to the Building in which the Leased Premises are located.

                           (2) "Common Area Maintenance Expenses" shall mean all
                  expenses (other than the Tax and Insurance Expenses described above, incurred by Landlord for the maintenance, repair, and operation of the Project, (excluding only structural soundness of the roof, foundation, and exterior walls) including, but not limited to, management fees, utility expenses (if not separately metered), maintenance and repair costs, sewer, landscaping, trash and security costs (if furnished by Landlord), wages and fringe benefits payable to employees of Landlord whose duties are connected with the operation and maintenance of the Project, amounts paid to contractors or subcontractors for work or services performed in connection with the operation and maintenance of the Project, all services, supplies, repairs, replacements or other expenses for maintaining, repairing, and operating the Project, including, without limitation, common areas and parking areas and roof, exterior wall and foundation work that is not related to structural soundness.

                           (3) The term "Common Area Maintenance  Expenses" does
                  not include the cost of any capital improvement to the Project other than the reasonably amortized cost of capital improvements  which  result  in  the  reduction  of  Insurance
                  Expenses or Common Area Maintenance Expenses. Further, the term "Common Area Maintenance Expenses" shall not include repair, restoration or other work occasioned by fire, windstorm or other casualty with respect to which Landlord actually receives insurance proceeds, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the renovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to any employee of Landlord above the grade of building superintendent, or depreciation allowance or expense.


                  (c) if the Commencement Date of this Lease is a day other than the first day of a month, or if the Termination Date is a day other than the last day of a month, the amount shown as due by Tenant on the Statement of Actual Adjustment shall reflect a proration based on the ratio that the number of days this Lease was in effect during such month bears to the actual number of days in said month.

                  (d) The failure of Landlord to exercise its rights hereunder to estimate expenses and require payment of same as additional rental shall not constitute a waiver of such rights which rights may be exercised from time to time at Landlord's discretion.

                  (e) If the nature of Tenant's business or use of the Leased Premises is such that additional costs are incurred by Landlord for cleaning, sanitation, trash collection or disposal services, Tenant agrees to pay as additional rental to Landlord the amount of such additional costs upon demand.


         3.02 Miscellaneous Rent Provisions. If any amounts necessary to calculate the Additional Monthly Rental Charges are unavailable so that it is unlikely the calculation can be timely made, Landlord's estimate shall be used in lieu thereof. When the actual amounts become available, the Landlord shall recompute the adjustment and rebill or credit Tenant accordingly. The Landlord may make changes in the size, shape and location of common areas, but such changes shall not entitle Tenant to any abatement of rent, provided such changes are reasonable and do not interfere with the normal operations of Tenant's business or substantially impair Tenant's ability to use the Premises. Rent for any period which is for less than 1 month shall be prorated based upon a 30-day month. Unless otherwise specifically provided herein, Tenant shall pay Landlord all additional rent on demand and in no event later than the date of which the next rent payment hereunder is due and payable.

         3.03. Additional Rent. In addition to minimum rent, all other sums to be paid or reimbursed by Tenant to Landlord, whether or not so designated, shall be "additional rent" for the purposes of this Lease. If Tenant defaults in the performance of any of its obligations hereunder, Landlord may, but shall not be obligated to, perform such obligations, and the cost thereof to Landlord shall also be additional rent.


                                   ARTICLE IV

                                SECURITY DEPOSIT

         4.00 Security Deposit. Upon execution of this Lease Agreement, Tenant shall also deposit with Landlord the sum of $13,352.00 which sum shall be held by Landlord without payment of interest to Tenant, as security for Tenant's full and faithful performance of every provision of this Lease Agreement. Landlord may

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commingle  the deposit with other funds of Landlord and may apply the deposit to the cost of performing any obligation which Tenant fails to perform within the time required by this Lease Agreement, but such application shall not be Landlord's exclusive remedy for Tenant's default. If any portion of said deposit is applied by Landlord, Tenant shall pay the sum necessary to replenish the deposit to its original amount upon demand by Landlord.


                                   ARTICLE V

                              USE OF THE PREMISES

         5.00 Proposed Use. Tenant represents, covenants and warrants that the premises will be used lawfully for the following purposes and for no other purposes: office, production and distribution of electronic circuit boards.. Tenant shall continuously operate within the Leased Premises during the term of the Lease Agreement.

         5.01 Prohibited Activities. Tenant shall not do or permit anything to be done in or about the Leased Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Business Park or any of its contents, or cause cancellation of any insurance policy covering said Business Park or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Leased Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Business Park or injure or annoy them or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on, or about the Leased Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Leased Premises.

         Tenant shall not do or permit to be done in or about the Leased Premises, any of the following: (a) Commit any violation of any Federal, State or Municipal Ordinance, or any regulation, ordinance, order or directive of a governmental agency, as such statutes, ordinances, regulations, orders or directives that now exist or may hereafter concern the use, safety, or environment of the Property; (b) Commit any violation of any Certificate of Occupancy covering or affecting the use of the Property or any part thereof; (c) Commit any public or private nuisance.

         5.02 Use of Name of Business Park. Tenant shall not use the name of the Business Park for any purpose other than as an address of the business to be conducted by the Tenant.

         5.03 Business Park Name. Landlord and its agents shall have the right to change the name, number, or designation of the Business Park without liability to Tenant.



                                   ARTICLE VI

                             UTILITIES AND SERVICES

         Landlord shall furnish or cause to be furnished from the operating expenses of the Business Park, except as otherwise provided, the following utilities and services:

         6.00 Utilities. Tenant shall pay for all gas, water, heat, light, power, sewer, garbage, fire protection and all other service metered or chargeable to the Leased Premises. Landlord further reserves the right to install separate meters for any public utility involved.

         6.01 Services. To furnish Tenant during Tenant's occupancy of the Leased Premises:

                  (a) Routine maintenance, painting and electric lighting service for all public areas and special service areas of the Business Park in the manner and to the extent deemed by Landlord to be standard.

                  (b) Initial lamps, bulbs, starters and ballasts used on the Leased Premises; Tenant agrees, at his expense, maintain and replace such lamps, bulbs, starters and ballasts.

                  (c) It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more such services may be suspended or reduced by reason of accident or repairs, alterations or improvements necessary to be made, by strikes or accident or by any cause beyond the reasonable control of Landlord, or by orders or regulations of any federal, state, county or municipal authority.

                  Any such interruption or suspension of services shall never be deemed an eviction or disturbance to Tenant's use and possession of the demised premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or relieve Tenant of performance of Tenant's obligation under this Lease Agreement.

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         6.02  Graphics.  Tenant to provide at his cost, one sign complying with the sign criteria approved by Landlord. Sign to be installed within sixty days of the signing of this Lease Agreement.

         6.03 Improvements to be Made by Landlord. Landlord's obligation to construct and install tenant improvements in the Leased Premises is set forth in Exhibit "B" hereto (sometimes called "Landlord Improvement Items" herein). The cost for installation of these improvements, space planning, construction drawings and permits in excess of $See Exhibit B shall be paid for by Tenant, said costs shall be regarded as additional rent hereunder, and Tenant shall be required to promptly pay said amount upon being invoiced therefor, and failure by Tenant to pay same in full within thirty (30) days shall constitute failure to pay rent when due and shall constitute an event of default by Tenant hereunder, giving rise to all remedies available to Landlord under this Lease Agreement and at law for nonpayment of rent.

         6.04 Repairs by Landlord. That Landlord shall only be required to make such repairs or replacements as may be required for normal maintenance which shall include the repairs to walls, floors, corridors, windows and other structures and equipment within and serving the Leased Premises, and such additional maintenance as may be necessary because of damages by persons other than Tenant, its agents, employees, invitees or visitors; provided, however, that if Landlord is required to make repairs or take other corrective action by reason of Tenant's acts or omissions to act, Landlord shall have the right to recover from Tenant the cost of the repairs or other work, plus interest as provided for herein. Otherwise, Landlord shall only be responsible to maintain and repair the structural portions of the Premises and Business Park, including the exterior walls and roof structure.

         6.05 Peaceful Enjoyment. That Tenant shall, and may peacefully have, hold and enjoy the Leased Premises, subject to the other provisions hereof, provided that Tenant pays the rent herein recited and performs all of Tenant's covenants and agreements herein contained, including the observance of all reasonable Rules and Regulations made by Landlord from time to time pursuant to this Lease Agreement. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease Agreement shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownerships of Landlord's interest hereunder.

         6.06 Parking. Tenant shall have the right to use the parking stalls in common with other tenants or occupants of the Business Park in the parking facilities of the building, subject to the rules and regulations, as stated in Exhibit "C", and any other rules of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Landlord shall designate handicapped loading, reserved, and visitor parking stalls. Additional Rules and Regulations governing parking restrictions shall be set forth in the Rules and Regulations pertaining to this Business Park, as hereinafter described.

         6.07 Regulations. Landlord shall have the right to make and enforce Rules and Regulations consistent with this Lease Agreement for the purposes of regulating access, parking, use of the common areas and promoting safety, order, cleanliness and good service to the Business Park and Project. Tenant will promptly comply with all such Rules and Regulations. The parties acknowledge that the Rules and Regulations attached hereto as Exhibit "C" are presently the Rules and Regulations now in effect; however, Landlord, may at its option and at any time, reasonably amend and modify said Rules and Regulations and Tenant shall be obligated to comply with said Rules and Regulations.


                                  ARTICLE VII

                           CONDITION OF THE PREMISES

         7.00 Condition of Premises. Tenant's taking possession of the Leased Premises shall be deemed conclusive evidence that as of the date of taking possession, the Leased Premises are in good order and satisfactory condition. No promise of Landlord to alter or remodel, repair or improve the premises, the Business Park or the Project and no representation, express or implied, respecting any matter or thing relating to the Leased Premises, the Business Park or this Lease, including, without limitation, the condition of the Leased Premises has been made to Tenant by Landlord other than as may be contained herein or in a separate Exhibit or Addendum signed by Landlord and Tenant.

         7.01 Windows. Tenant agrees that no window covering shall be permitted in any window other than the mini-blinds specified by the Landlord. No windows shall be tinted in any way.

         7.02     Repairs, Maintenance and Alterations.

                  (a) Tenant shall at all times throughout the Lease Term at its sole cost and expense, keep the Premises (including exterior doors and entrances, all windows and moldings and trim of all doors and windows and excluding structural defects not caused by Tenant or its invitees) and all partitions, door surfaces, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures and any air conditioning system) in good working order, condition and repair (including damage from burglary or attempted burglary of the Premises). Without limiting the generality of the foregoing, Tenant shall keep the glass of all windows and doors clean and presentable; replace immediately all broken glass in the Premises; at reasonable intervals paint or refinish the interior of the Premises; including entrances as determined by Landlord; make any necessary repairs to, or

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         replacements of, all door closure  apparatuses and mechanism;  keep all plumbing clean and in good state of repair including pipes, drains, toilets, basins, and those portions of the heating system within the walls of the Premises; at Landlord's request, assist Landlord to remove all snow and ice from the sidewalk in front of the Premises and from the roof thereof; and keep all utilities within the Premises in a good state of repair.

                  (b) If the Tenant does not make repairs promptly and adequately, or fails to maintain the premises in good repair, Landlord may make repairs upon notice to Tenant, and Tenant shall pay promptly the reasonable cost thereof, as additional rent, on the next rent date thereafter. Landlord shall have a right of entry upon the Premises for such purposes. Tenant agrees that "reasonable cost" as used herein shall mean Landlord's out-of-pocket costs. Tenant shall, upon the termination of this Lease, surrender the Premises to Landlord, in the same condition as when received or when first installed, except for ordinary wear or for damage covered by Landlord's fire and extended coverage insurance.

                  (c) Subject to provisions of this Lease, Landlord shall maintain and repair the structural portions of the Business Park and Premises, including the exterior walls and roof structure, unless such maintenance or repair is caused by any negligent act or omission of Tenant or invitees, in which case Tenant shall pay Landlord the reasonable cost of such maintenance or repair. Landlord shall not be liable to Tenant for any claims for damages resulting from leaking or ruptured ceiling, pipes, or otherwise. Landlord shall paint the exterior portion of the Premises as needed, and the Tenant shall reimburse the Landlord for the cost and expense incurred for such painting.

                  (d) Tenant shall not keep or display any merchandise on or otherwise obstruct the sidewalks, parking, service or common areas of the Business Park.

                  (e) At the expiration or sooner termination of this lease, Tenants shall return the Leased Premises to Landlord in the same condition in which receive, at Tenant's sole cost and expenses or, if altered by Landlord, then the Leased Premises shall be returned in such altered condition, reasonable wear and tear excepted. Prior to such return, Tenant shall remove all trade fixtures and appliances and equipment which do not become a part of the Leased Premises, but not including the heating, ventilation and air conditioning systems, however installed, and shall restore the Leased Premises to the condition  they  were in  prior  to the  installation  of  said  items.
         Tenant's obligation to perform this covenant shall survive the expiration or termination of this Lease.

         7.03 Alterations. Tenant shall not make any alterations, additions or improvements in or to the Premises. Any alterations, additions or improvements shall be made by Landlord, and the Lease shall be modified as to the fixed minimum rent as provided in Section 1.01.

         7.04 Trade Fixtures. Prior to the termination of this Lease, if not in default, Tenant shall have the right to remove all trade fixtures, movable furniture and equipment located on the Premises which belong to the Tenant, upon the condition that Tenant repairs at its expense any damage caused to the Premises by such removal. At any time Tenant is in default hereunder, Tenant shall not remove any trade fixtures, equipment or movable furniture from the Premises.

         7.05 Compliance with the Laws. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will conflict with any law or regulation.


                                  ARTICLE VIII

                      TENANT COVENANTS AND REPRESENTATIONS

         Tenant covenants and agrees with Landlord.

         8.00 Obligations of Tenant Regarding Improvements. Tenant's obligations regarding tenant improvements to be installed in the Leased Premises are set forth in Exhibit "B" hereto ("Tenant Installed Items"). Should Tenant fail to perform its obligations set forth in Exhibit "B", Tenant shall pay to Landlord, an additional rent (for the purpose of reimbursing Landlord for additional expenses which will be incurred by Landlord because of its inability to proceed), one (1) day's Gross Rental on the Leased Premises for each day that Landlord is delayed because of Tenant's failure to perform its obligations. Such additional rent shall be paid by Tenant to Landlord within thirty (30) days after receipt by Tenant of Landlord's invoice therefor.

         8.01 Tenant Trade Fixtures. Tenant may, upon written consent of Landlord, install trade fixtures (exclusive of trade fixtures or other trade equipment which would effectively convert warehouse area as shown in Exhibit "A" attached hereto to additional office area), machinery or other trade equipment in conformance with the ordinances of the applicable city and county, and the same may be removed upon the termination of this Lease Agreement provided Tenant shall not be in default under any of the terms and conditions of this Lease Agreement, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear excepted. Tenant shall keep the Leased Premises and the Project free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work, provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give

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Landlord  written  notice  five  (5) days  prior to  employing  any  laborer  or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

         8.02 Repairs by Tenant. Tenant shall make no alterations or additions to the Leased Premises or landscaping and shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with this Lease Agreement may be immediately removed and destroyed by Landlord.

         To repair or replace any damage or injury done to the Business Park, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors at Tenant's own cost and expense; provided however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof to the Landlord on demand. However, Tenant shall not suffer any repair work to be performed by it or its agents without Landlord's written consent.

         8.03 Care of Leased Premises. Not to commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this Lease Agreement, by lapse of time or otherwise, to deliver up said Leased Premises to Landlord in as good condition as such premises existed at the date of possession by Tenant, subject to depreciation and ordinary wear and tear.

         Upon such termination of this Lease Agreement, Landlord shall have the right to re-enter and resume possession of the Leased Premises. Landlord's costs of post-termination clean-up required to return the Leased Premises to the above-described condition, shall be billed to and paid by Tenant within 30 days after receipt by Tenant of Landlord's invoice.

         8.04 Alterations, Additions and Improvements. Not to permit the Leased Premises to be used for any purpose other than that stated in the Lease Agreement, or in the Business Park Rules and Regulations, or to make or allow to be made any alterations or physical additions in or to the Leased Premises without first obtaining the written consent of Landlord. Any and all such alterations, physical additions or improvements, when made to the Leased Premises by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease Agreement by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant. Landlord reserves the right to require Tenant, at its expense, to remove such alterations, physical additions or improvements upon termination of this Lease Agreement and to repair any damage caused by such removal.

         8.05 Tenant to Keep the Premises Lien Free. Tenant shall keep the Leased Premises and Business Park free from any mechanic's liens arising from any work performed, material furnished or obligations incurred by Tenant, provided that Tenant may contest the imposition of mechanic's liens or the amount due in connection therewith as long as such contest suspends the rights to foreclose such lien and as long as forfeiture of the Business Park is not imminent. Tenant shall keep Landlord informed of the status of any contest and shall agree to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action.

         8.06 Legal Use and Violations of Insurance Coverage. Not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which violates any deed restrictions or covenants, conditions or restrictions encumbering the Business Park or which is unlawful, disrespectful or deemed to be extra hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire casualty or other insurance coverage on the Business Park and/or its contents. Tenant agrees specifically that no food, soft drink or other vending machine will be installed within the Leased Premises without the prior written consent of Landlord.

         8.07 Laws, Ordinances, Regulations and ADA . To comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, or promulgated by other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises. Tenant shall comply with requirements of the ADA law which provides for the removal of architectural barriers that prevent equal access to disabled persons. To the extent that barrier removal relates to access within the Leased Premises, the obligation would be that of the Tenant.

         8.08 Entry for Repairs and Inspection. To permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same, clean, make repairs, alterations or additions thereto or others for any reasonable purpose as Landlord may deem necessary or desirable, the Tenant shall not be entitled to any abatement or reduction of Base Rental or any other sums due under this Lease Agreement by reason thereof.

         8.09 Nuisance. To conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Business Park.

         8.10 Subordination to Mortgages. That this Lease Agreement shall be subject and subordinate to the lien of any mortgage or deed of trust given by Landlord which may hereafter encumber the Business Park of which the Leased Premises form a part and to all renewals, modifications, consolidations, replacements and extensions thereof. Landlord shall also have the right to assign its interest in this Lease Agreement for security pur-poses to any mortgagee or trust deed beneficiary. Tenant agrees that it will execute any appropriate instrument

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or  certificate  that  Landlord or any mortgagee or trust deed  beneficiary  may require to effect this subordination, provided that such mortgagee or trust deed beneficiary shall agree with Tenant not to disturb Tenant's right to possess the Leased Premises so long as Tenant complies with all of the terms and conditions of this Lease Agreement. Tenant further agrees that it will provide any such mortgagee or trust deed beneficiary with any evidence required to show the authority of Tenant to execute any such subordination instrument or certificate and will, if so requested by any such mortgagee or trust deed beneficiary, provide a copy of any notice Tenant gives or is required to give Landlord under this Lease Agreement. In the event of the enforcement by the mortgagee or the beneficiary under such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, or in the event Landlord gives a deed-in-lieu-offoreclosure to such mortgage or trust deed beneficiary, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement or termination, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease Agreement; provided however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, (ii) any amendment or modification of this Lease Agreement made without the written consent of such mortgagee or such beneficiary or such successor in interest, or (iii) any defaults of Landlord under this Lease
Agreement which remain uncured at the time such successor in interest obtains title to the Business Park. Tenant shall execute and deliver any instrument or instruments confirming the Attornment herein provided for.

         In the event of any act or omission by Landlord by reason of which Tenant may claim the right to terminate this Lease Agreement or claim a defense or offset against the Gross Rent due hereunder, Tenant agrees not to exercise any such right until: (i) Tenant has notified the mortgagee or trust deed beneficiary in writing of such act or omission by Landlord, and (ii) Tenant has given the mortgagee or trust deed beneficiary a reasonable opportunity to cure such act or omission, including the time as shall be reasonably required to obtain possession of the property and to commence and carry to completion the foreclosure of its mortgage or deed of trust.

         8.11 Estoppel Certificate. Tenant shall at any time and from time to time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease Agreement is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease Agreement as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, and the amount of the Base Rental, and the commencement and termination dates of the Lease Agreement, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Leased Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that: (i) this Lease Agreement is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance, and
(iii) not more than one month's Base Rental has been paid in advance. If Landlord desires to finance or refinance the Business Park, or any part thereof, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such financial institution. All such financial statements shall be received by Landlord in confidence and shall be used only for the purpose herein set forth.

         8.12 Tenant's Remedies. That Tenant specifically agrees to look solely to Landlord's interest in the Business Park for the recovery of any personal judgment from Landlord; it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, or shareholders, shall never be personally liable for any such judgment.

         8.13 Abandonment. Tenant shall not vacate nor abandon Leased Premises at any time during the term of this Lease Agreement, nor permit the Leased Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the term of this Lease Agreement; and such abandonment is a default of the Lease Agreement. If Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and title thereto shall vest to Landlord.


         8.14 Toxic Waste. Tenant and Landlord does hereby represent to each other and does hereby agree to certify to each other at any time during the lease term or any extension thereof, , that to the best of their knowledge, no toxic or hazardous substances have been deposited in or located on the Leased Premises, or has any activity been undertaken in the Leased Premises which would cause hazardous waste or pollutants.

         Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous toxic or radioactive matter within the Leased Premises and Landlord at its sole cost shall comply in the Business Park outside the Leased Premises. If Tenant does store, use, or dispose of any Toxic Materials as currently defined in Federal and State or Local ordinances, Tenant shall inform Landlord in writing at least ten (10) days prior to their first appearance on the Premises and Tenant's failure to do so shall constitute default under the Lease. Tenant and Landlord shall be solely responsible for and shall defend, indemnify and hold each other and their agents, harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Leased Premises or the Business Park and any other property of whatsoever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises or in the Business Park. Tenant's and Landlord's obligations hereunder shall survive the termination


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of this Lease Agreement.  It is expressly understood and agreed between Landlord and Tenant that Tenant shall not have any liability or responsibility for any soil or water contamination which pre-exist Tenants occupancy of the premises of the lease, which is projected to be on or about September 1, 1995.


                                   ARTICLE IX

                                      TAX

         9.00 Personal Property Tax. Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes levied against any person or property or trade fixture placed by Tenant, in or about the Leased Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property and if Landlord, after written notice to Tenant, pays the same, which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixture of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the name of the Landlord and with Landlord's full cooperation, at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amounts so recovered to belong to Tenant.

                                   ARTICLE X

                             DAMAGE OR DESTRUCTION

         10.00 Damage to Premises. If all or a portion of the Leased Premises are rendered untenable by damage by any casualty, the damage shall be repaired forthwith by and at the expense of Landlord, provided such repairs can, in Landlord's opinion, be made within one hundred twenty (120) days after notice to Landlord of the occurrence of such damage, without the payment of overtime or other premiums. Except as set forth herein below, until such repairs are completed, the rent shall be abated in proportion to the part of the Leased Premises which is unusable by Tenant in the conduct of business. There shall be no abatement of rent by reason of any portion of the premises being unusable for a period equal to one day or less. The Landlord's opinion as to completion date of any repair shall be given to Tenant in writing within 30 days of the occurrence of the damage.

         10.01 Election by Landlord to Repair. If such repairs cannot, in Landlord's opinion, be made within such one hundred twenty (120) day period Landlord may, at its option, make them within a reasonable time, which reasonable time shall not exceed an additional sixty (60) days for a total repair time of six months, and in such event this Lease Agreement shall continue in effect and the rent shall be abated in the manner and to the extent provided above. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty (30) days after notice to Landlord of the occurrence of the significant damage advising Tenant whether or not Landlord will make such repairs and the estimated time for completing the same. If Landlord does not so elect to make such repairs which cannot be made within such one hundred twenty (120) day period, then either party may by written notice to the other cancel this Lease Agreement as of the date of the occurrence of such damage. The Landlord will make all reasonable efforts to repair the damaged premises.

         10.02 Tenant's Election to Terminate. In case of any significant damage or destruction mentioned in this Article which Landlord is required or undertakes to repair as provided herein, Tenant may terminate this Lease Agreement by written notice to Landlord any time prior to completion of the required repairs if Landlord has not restored and rebuilt the premises (exclusive of any property of Tenant or improvements installed by Tenant located therein) to substantially the same condition as existed immediately prior to such damage or destruction within one hundred twenty (120) days after notice to Landlord of the occurrence of such damage or destruction, or such longer period as Landlord has estimated pursuant to Section 10.01, plus such additional period thereafter (not exceeding six months) as shall equal the aggregate period Landlord may have been delayed in doing so by acts of God, adjustment of insurance, labor trouble, governmental controls, unavailability of materials, or any other cause beyond Landlord's reasonable control.

         10.03 Inconvenience Damage. No damages, compensation or claim shall be payable by landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the premises or other portion of the Business Park. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy.

         10.04 Total Destruction. A total destruction of the Business Park shall automatically terminate this Lease Agreement.

         10.05 Tenant's Property. Landlord shall not be required to carry insurance of any kind on Tenant's personal property and shall not be obligated to repair any damage thereto or replace the same for any reason.

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                                   ARTICLE XI

                                 EMINENT DOMAIN

         11.00 Total Taking - Termination. If the whole of the Leased Premises or so much thereof as to render the balance unusable by Tenant shall be taken by any governmental authority under power of Eminent Domain, this Lease Agreement shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property, equipment and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business or for Tenant's unamortized cost of leasehold improvements and/or the cost of moving and/or the lost value of Tenant's unexpired lease term.

         11.01 Partial Taking. In the event of a partial taking, which does not result in a termination of this Lease Agreement, rent shall be abated in proportion to the part of the premises so made unusable by said partial taking..

         11.02 Temporary Taking. No temporary taking of the Leased Premises and/or of Tenant's rights therein or under this Lease Agreement shall terminate this Lease Agreement or give Tenant any right to any abatement of rent hereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. The Tenant and Landlord will work together to cause the governmental agency responsible for the taking to restore the Leased Premises and Business Park to its original condition prior to the taking.


                                  ARTICLE XII

                             DEFAULTS AND REMEDIES

         12.00 Default by Tenant. If default shall be made in the payment of any sum to be paid by Tenant under this Lease Agreement, and default shall continue for ten (10) days after written notice by Landlord, or default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform, and such default shall continue for thirty
(30) days after written notice by Landlord, or if the interest of Tenant under this Lease Agreement shall be levied, or under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant as bankrupt or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity, or if Tenant be declared insolvent, or if any assignment or Tenant's property shall be made for the benefit of creditors or if a receiver or trustee is appointed for Tenant or its property, or if Tenant abandons the Leased Premises during the term of this Lease Agreement or any extensions thereof, or if Tenant makes any transfer of any interest in the Leased Premises not in accordance with the requirements of this Lease Agreement, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease Agreement (provided that no such execution, legal process or petition filed against Tenant shall constitute a breach of this Lease Agreement if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty (60) days from the date of the creation, service or filing) and thereupon at Landlord's option, Landlord shall have one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

                  (a) Landlord may terminate this Lease Agreement and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises (ii) the unpaid rent owed thereon from due date at the rate of 18% per annum or the maximum rate permitted by applicable law, whichever is lower, (iii) the balance of the rent for the remainder of the term and (iv) any other sum of money and damages owed by Tenant to Landlord; or

                  (b) Landlord shall also be entitled to terminate Tenant's right of possession and to repossess the Leased Premises, without demand or notice of any kind to Tenant, by summary proceedings, any other applicable action or proceeding, or otherwise, all without terminating this Lease Agreement, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. None of these actions will be deemed an acceptance of surrender of the Leased Premises. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient, and (i) if Landlord shall fail or refuse to relet the Leased Premises, or (ii) if the same are relet and a sufficient sum shall not be realized from such reletting, after paying the unpaid Gross Rental due hereunder earned or unpaid at the time of reletting, plus interest thereon at the rate set forth herein, the cost of recovering possession, and all of the costs and expenses of such decoration, repairs, changes, alterations and additions, and the expense of such reletting, and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease Agreement to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease Agreement for such period or periods, or if

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         the Leased  Premises have been relet,  Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time, and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Article from time to time on one or more occasions without Landlord being obligated to wait until expiration of the term of this Lease Agreement and without barring or affecting in any manner Landlord's right to bring a later action or actions for further damages; nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease Agreement unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease Agreement for such previous breach.

                  (c) Without prejudice to any other remedy for default, Landlord may perform any obligation or make any payment required to cure a default by Tenant. The cost of performance, including attorneys' fees and all disbursements, shall immediately be paid by Tenant to Landlord upon demand as additional rental.

                  (d) Any monies or rent (whether Base Rental, or additional rent) due from Tenant to Landlord, which is not paid when due, shall bear interest at the rate of 18% per annum or the maximum rate per-mitted by law, whichever is lower, from the due date until paid.

         12.01 Waiver. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time thereafter.

                                  ARTICLE XIII

                                   INSURANCE

         13.00 Landlord. Landlord shall, at all times during the term of this Lease Agreement, insure the building, including personal property owned by Landlord, against all risks of direct physical loss or damage, for the actual repair or replacement value thereof, without depreciation. Landlord shall not be obligated to insure any furniture, equipment, machinery, goods, or supplies owned by Tenant or which Tenant may bring or obtain upon the Leased Premises, or any additional improvement which Tenant may construct thereon. If the annual premiums charged Landlord for such insurance exceed the standard premium rates because of the nature of Tenant's operations, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increases in premium.

         13.01 Tenant. Tenant shall, at all times during the term of this Lease Agreement, insure Tenant's personal property, including any additional improvements made by Tenant, while in or upon the Leased Premises. In addition, tenant shall maintain a policy or policies of Commercial General Liability insurance with the premiums thereon fully paid on or before due date, issued by an insurance company having at least an A.M. Best rating of B VII or better, and licensed to do business within the state the project is located. The limits afforded by said liability policy shall not be less than One Million Dollars ($1,000,000) combined single limit, for personal injury and property damage, in respect to any one occurrence, $2,000,000 annual aggregate. Landlord shall be added as an additional insured thereto and said policy shall not be canceled or substantially modified without first giving Landlord thirty (30) days written notice thereof. In addition, Tenants shall maintain Workers Compensation as required by statute. Tenant shall furnish, subject to Landlord's request and approval, a certificate of insurance evidencing the Commercial General Liability and Workers Compensation coverages referred to herein.

                                  ARTICLE XIV

                                  HOLDING OVER

         14.00 Holding Over. In the event of holding over by Tenant, after expiration or termination of this Lease Agreement without the written consent of Landlord, Tenant shall pay to Landlord, twice the Gross Rental which Tenant was obligated to pay for the month immediately preceding the end of the term of this Lease Agreement for each month or any part thereof of any such holdover period. No holding over by Tenant after the termination of this Lease Agreement shall operate to extend the lease term; in the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises covered hereby effective upon the termination of this Lease Agreement. Any holding over with the written consent of Landlord shall thereafter constitute this Lease Agreement a lease from month to month.

                                   ARTICLE XV

                                ATTORNEY'S FEES

         15.00 Attorney's Fees. In the event either party places the enforcement of this Lease Agreement, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, the non-prevailing (or defaulting) party shall pay the other party's reasonable attorney's fees and court costs, in any proceeding, whether at trial, or appeal therefrom, or on any petition for review.


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                                  ARTICLE XVI

                           ASSIGNMENT AND SUBLETTING

         16.00 Assignment Prohibited. Tenant shall not, either voluntarily or by operation of law, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of Tenant's leasehold estate hereunder, or permit the Leased Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet the Leased Premises or any portion thereof without Landlord's prior written consent in any instance, which consent shall not be unreasonably withheld.

         16.01 Assignment or Sublease. In the event Tenant should desire to assign this Lease Agreement or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall include the name, address, evidence of financial capability, and other pertinent information regarding the proposed assignee or sublessee. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease Agreement as to the space so affected on the date so specified by Tenant in which event Tenant will be relieved of all further obligations hereunder as to such space, or (ii) to permit Tenant to assign or sublet such space, subject, however, to subsequent written approval of the proposed assignee or sublessee by Landlord, such consent not to be unreasonably withheld so long as the use of the Leased Premises by such proposed assignee or sublessee would be similar to Tenant's use of such premises, the proposed assignee or sublessee is of sound financial condition as determined by Landlord and any rent or other consideration to be paid by such proposed assignee or sublessee, which exceeds the rent paid by Tenant for such space, is paid to Landlord pursuant to the terms of the proposed assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (ii) above, but subsequent written approval by Landlord of the proposed assignee or sublessee shall be required. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease Agreement. If Tenant is a corporation, partnership, trust or other legal fictional entity, the transfer of fifty percent (50%) or more of the beneficial ownership of Tenant shall be deemed an assignment of this Lease Agreement for purposes of this paragraph. Any attempted transfer by Tenant without the consent of Landlord, shall be null and void and, at the option of Landlord, shall cause termination of this Lease Agreement. The giving of consent by Landlord in one instance shall not preclude the need for Tenant, and its successors and assigns, to obtain Landlord's consent to further transfers.

         In the event Tenant shall assign or sublet the Leased Premises, or request the consent of Landlord to any assignment or subletting, or if Tenant shall request consent of Landlord to any act Tenant proposes to do, as herein provided, then Tenant shall pay Landlord's reasonable attorney's or assignment fees incurred in connection therewith, such attorney's or assignment fees not to exceed $500.00 for each request. Any profit derived as a result of any sublease or assignment shall be paid directly to Landlord. Any assignment or subletting shall not relieve Tenant from responsibility under the Lease Agreement, and Tenant shall therefore remain liable for the faithful performance of the Lease Agreement in case of breach or default by assignee or sublessee.

         16.02 No Release of Liability. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by the Tenant under this Lease Agreement, whether accruing before or after such assignment or subletting unless granted by Landlord to Tenant in writing. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. Any assignment or subletting which is not in compliance with this Article shall be void, and at the option of Landlord, shall constitute a material default by Tenant under this Lease Agreement.

         16.03 Joint Liability. Each assignee or transferee other than Landlord, shall assume, as provided in this section, all obligations of the Tenant under this Lease Agreement which relates to all or a portion of the Leased Premises assigned or sublet, as the case may be and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease Agreement.


                                  ARTICLE XVII

                        HOLD HARMLESS AND NON-LIABILITY

         17.00  Hold Harmless and Non-liability.

                  (a) Tenant hereby indemnifies and holds Landlord harmless from and against any injury, expense, damage liability or claim, imposed on Landlord by any person whomsoever, whether due to damage to the Premises, claims for injuries to the person or property of any other tenant of the Building or of any other person in or about the Building for any purpose whatsoever, or administrative or criminal action by a governmental authority, whether such injury, expense, damage, liability or claim results either directly or indirectly from the act, omission, negligence, misconduct or breach of any provisions of this Lease Agreement by Tenant, the agents servants, or employees of Tenant, or any other person entering upon the Leased Premises under express or implied invitation or consent of Tenant.

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         Tenant further agrees to reimburse  Landlord for any costs or expenses, including,  but not limited to, court costs and  reasonable  attorney's
         fees,  which  Landlord  may  incur  in  investigating,   handling,   or
         litigating any such claim or any action by a governmental authority.

                  (b) Tenant agrees to report in writing to Landlord any defective condition in or about the Leased Premises known to Tenant, and further agrees to attempt to contact Landlord by telephone immediately in such instance.

                                 ARTICLE XVIII

                             WAIVER OF SUBROGATION

         18.00 Waiver of Subrogation. Anything in this Lease Agreement to the contrary notwithstanding, to the extent of insurance coverage required to be obtained under this Lease Agreement, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the officers, directors, shareholders or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or said Project of which the Leased Premises are a part, or any improvements thereof, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is or could have been insured against, regardless of cause, under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

                                  ARTICLE XIX

                               GENERAL PROVISIONS

         19.00 Severability. If any term or provision of this Lease Agreement, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease Agreement shall be valid and shall be enforceable to the extent permitted by law.

         19.01 Notices. All notices, demands, consents and approvals, which may or are required to be given by either party to the other hereunder, shall be in writing and shall be deemed to have been fully given when personally delivered or, if the notice is deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, and addressed to the party to be notified at the address for such party specified in this Lease Agreement (with copies to Investment Properties, 60 E. South Temple Street, Suite 780, Salt Lake City, Utah 84111 and Kirton, McConkie, Poelman, 60 E. South Temple Street, Suite 1800, Salt Lake City, UT 84111), then the notice shall be deemed fully given on earlier of (i) the date set forth on the receipt or (ii) three (3) days after the notice is deposited in the mail. Either party may change its address for notification as the party to be notified may from time to time designate by at least fifteen (15) days written notice to the notifying party. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Leased Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Leased Premises.

         19.02 No Joint Venture. This Lease Agreement shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord and Tenant hereunder.

         19.03 Successors and Assigns. This Lease Agreement shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns.

         19.04 Choice of Law. All rights and remedies of Landlord under this Lease Agreement shall be cumulative and none shall exclude any other rights or remedies allowed by law. All of the terms hereof shall be construed and enforced according to the laws of the State of Texas.

         19.05 Entire Agreement. This instrument along with any exhibits and attachments or other documents affixed hereto or referred to herein, constitute the entire and exclusive agreement between Landlord and Tenant relative to the Leased Premises herein described, and this Lease Agreement and said exhibits and attachments and other documents may be altered and/or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior written and oral agreements, understandings and/or practices relative to the leasing of the Leased Premises are merged in or revoked by this Lease Agreement.

         19.06 Broker's Commission. Tenant represents and warrants to Landlord that Tenant has not entered into any agreements whereby Landlord would be obligated to pay any broker's commissions or finder's fees in connection with Tenant's execution of this Lease Agreement. Tenant agrees to indemnify Landlord against, and to hold Landlord harmless from, all liabilities arising from any such claim. Tenant does acknowledge the following as broker or agent for Landlord who are due fees or commissions from Landlord: JSC Realty Services, Inc. and Preston Commercial Group, Inc.


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         19.07 Force Majeure.  Any  prevention,  delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor or materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualties, or other causes beyond the reasonable control of the party obligated to perform hereunder, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Article shall excuse or delay Tenant's obligation to pay rent or other charges under this Lease Agreement, except as otherwise provided in this Lease Agreement.

         19.08 Binding. Each individual executing this Lease on behalf of Tenant and Landlord, represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the Tenant and Landlord, and that this Lease is binding upon each in accordance with its terms.

         This Lease Agreement shall not be considered binding until it has been fully executed by the Landlord.

         19.09 Lease Memorandum. Neither this Lease, nor any notice nor memorandum regarding the terms hereof, shall be recorded by Tenant without the written consent of the Landlord.

                                   ARTICLE XX

                                    EXHIBITS

         20.00 Exhibit. Attached hereto as a Exhibit to this Lease Agreement, are additional provisions which shall be determined to be a part of this Lease Agreement. In the event there is a conflict between the body of the Lease Agreement and the Exhibits, the language of the Exhibits shall prevail.

         IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first above written.



PROPERTY RESERVE, INC.                 ELEXSYS INTERNATIONAL, INC.



By:                                    By:
                                              W.F. Hegarty
   ---------------------------              ----------------------------------
Its:    Vice President                        Its:     Vice President & COO



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                                  EXHIBIT "A"

                                   Site Plan





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                                  EXHIBIT "B"


                      Improvements to Be Made by Landlord


Landlord shall design and construct in the Premises, at Landlord's sole cost and expense, such leasehold improvements as are described on the attached space plan. The final plans and specifications for such leasehold improvements, when approved in writing by both Landlord and Tenant, shall be deemed by this reference to have been incorporated into this Lease as Exhibit "B" and thereafter to be a part hereof. Neither the Commencement Date of this Lease nor the obligation to pay any rentals shall be adjusted or delayed by virtue of the failure of the Tenant to provide its design and space planning criteria by the date set forth below, by virtue of the failure of Tenant to agree upon the final plans and specifications for the construction of such leasehold improvements nor by virtue of any delay caused by Tenant during the course of construction. Tenant shall furnish to Landlord, or to Landlord's designated architect, Tenant's design and space planning criteria no later than April 1, 1995.

Landlord is responsible for making application for a Certificate of Occupancy for the premises and paying all fees associated with such application.



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                                  EXHIBIT "C"

                             Rules and Regulations


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to, and at the expense of, Tenant.

         All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

         Tenant shall not place anything, or allow anything to be placed, near the glass of any window, door, partition, or wall which appear unsightly from outside the Leased Premises; Tenant shall not, without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, passages, exits, and entrances, shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises. Under no circumstances shall Tenant allow any person or persons, not in the employ of Tenant, to use or have access to keys to the Lease Premises or of the Project of which the Leased Premises is a part. Furthermore, Tenant on termination of its tenancy, shall deliver to Landlord all keys that are furnished to Tenant or that Tenant has made. In case of loss of any keys furnished by Landlord, Tenant shall pay the cost of replacing such keys to Landlord. Landlord shall supply Tenant with two keys to Tenant's Leased Premises, additional keys will be at Tenant's expense.

4. Tenant shall not make, drive nails, screw, or drill into the partitions, woodwork, or plaster, or in any way deface the Leased Premises, without Landlord's approval; however, Tenant may hang pictures in reasonable quantities and of reasonable weight.

5. The toilet rooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, who, or whose employees, shall have caused it.

6. Tenant shall not overload the floor of the Leased Premises or in any way deface the Leased Premises or any part thereof.

7. No cooking shall be done or permitted by Tenant on the Leased Premises, nor shall the Leased Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

8. Tenant shall not use or keep in the Leased Premises or in the Business Park any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

9. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Leased Premises, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Business Park by reason of notice, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Leased Premises or the Business Park.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes, and other office equipment affixed to the Leased Premises shall be subject to the approval of Landlord.

11. The following acts shall not be allowed or suffered to be done or conditions to exist upon the Leased Premises of any part thereof:

         a. Any violation of any federal, state, or municipal statute or ordinance, or any regulation, orders, or directive, of a governmental agency, as such statutes, ordinances, regulations, order, or directives now exist or may hereafter provide, concerning the use and safety of the Leased Premises.

         b. Any violation of any certificate or occupancy covering or affecting the use of the Leased Premises or any part hereof.

         c.       Any public or private nuisance;


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         d.       The display or distribution of drug  paraphernalia,  or sexual paraphernalia, except as the same may be legally dispensed by a physician or surgeon, dentist or pharmacist, duly licensed to practice such profession.

         e. The manufacturer, distribution, sales, or dispensing, in any manner, of illegal drugs; or any type of illegal drug activity or consumption.

         f. The sale or dispensing of alcoholic beverages on all other portions of the real property conveyed hereunder.

         g. The showing, displaying, viewing, renting or selling of movie films which would be classified or rated as "X-rated" and "R-rated" under present standards or criteria for such classification and rating; and provided, that insofar as movie films, whether present or future are shown, displayed, viewed, rented, or sold upon the said real property, preference shall be given to those films which meet the standards and criterion presently existing for classification and rate as "G rated" or "PG rated".

         h.       Gambling.

         i. The establishment or maintenance of a bawdy house, bar, nightclub or tavern.

         j. Any other act or condition which shall be lewd, obscene or licentious.

12. Landlord reserves the right to exclude or expel from the Business Park any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Business Park of which the Leased Premises are a part.

15. Without the written consent of Landlord, Tenant shall not use the name of the Business Park in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

16. Landlord shall have the right to control and operate the public portions of the Business Park, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of tenants, in such manner as it deems best for the benefit of the tenants generally.

17. Tenant shall not disturb, solicit, or canvass any occupant of the Business Park and shall cooperate to prevent same.

18. A condition of the use of any parking facility for the Business Park shall be compliance by the parker with parking rules and regulations established by Landlord or its Parking Operator.

         a. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations as it deems necessary for the operation of the parking lot. Landlord may refuse to permit any person who violates the within rules to park in the parking lot, and any violation of the rules shall subject the car to removal. Landlord shall have no obligation to provide any parking spaces for the campers, trailers, motor homes, or other nonstandard sized vehicles.

         b. Cars must be parked entirely within the painted stall lines. Parking is prohibited: in areas not striped for parking: in aisles; where "no parking" signs are posted; and in crosshatched areas.

         c. Spaces are for the express purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the parker and/or his agents is prohibited.

         d. Landlord shall not be liable to Tenant for damages or otherwise, nor shall Landlord be in default hereunder, because of Tenant's inability to park in the parking lot therein due to force majeure or any other cause beyond Landlord's control.

         e. Landlord shall not be liable and Tenant hereby waives any and all claims for theft, fire damage, or loss of use to any automobile or motor vehicle or for articles left therein while parked in Landlord's parking lot.

         f. Tenant agrees to acquaint all persons to whom Tenant assigns parking spaces with the above rules and regulations.

         g. The common parking facilities are available for use by any and all Tenants. Landlord reserves the right to assign or allocate parking in the event of conflicts, abuse, or improper use of

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                  these common parking  facilities.  It is generally  understood that any  Tenant  should  utilize  only those  parking  spaces
                  immediately   adjacent  to  that  Tenant's   specific   Leased
                  Premises. Proper use of the common parking facilities is deemed to be that use which is occasioned by the normal in and out traffic required by the Tenant, in the normal course of the Tenant's business operations.

         h. Vehicles that are abandoned, disabled, have expired registration stickers, obstructing any means of ingress or egress to any Leased Premises, or in any way a general nuisance or hazard are subject to removal, without notice by Landlord's designated wrecker and towing service. All cost associated with such removal shall be at the Tenant's/Vehicle Owner's expense.

         i. Tenant shall not use the building, Leased Premises, or parking facilities for housing, lodging or sleeping purposes without the express consent of Landlord in writing.

19.      No animals are allowed in, around, or on the Leased Premises.

20. Tenant shall not conduct or permit to be conducted any sale by auction on the Leased Premises.

21. Landlord shall have the right to control landscaping and approve the placing of signs and the size and quality of the same.

22. Tenant shall not block or obstruct any of the entries, passages, doors, hallways, or stairways of building or parking area, or place, empty, or throw any rubbish, litter, trash, or material of any nature into such areas, or permit such areas to be used at any time except for ingress and egress of Tenants.

23. Landlord will not be responsible for lost or stolen personal property, equipment, money, or any article taken from the Leased Premises, building or parking facilities regardless of how or when loss occurs.

24. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be placed therein, and the expense of any breakage, stoppage, or damage resulting from a violation of the provision shall be borne by Tenant.

25. Any additional keys required by Tenant during the term of this lease shall be requested from Landlord and shall be paid for by Tenant upon delivery of keys to premises. In the event new locks are requested by Tenant, then all costs associated with such request (including hardware, installation and keys) shall be paid by Tenant.



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                                  EXHIBIT "D"


                                 Renewal Option



Provided that at the end of the primary term of this Lease, Tenant not being in default of any term, condition or covenant contained in this Lease, Tenant (but not any assignee or sublessee) shall have the right and option to renew this Lease by written notice to Landlord (by registered mail, return receipt requested) no later than one hundred eighty (180) days prior to the expiration of the primary term, for the additional term of sixty (60) months, under the same terms, conditions and covenants contained herein except:

1. Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

2. The Base Rental for the Renewal term shall be equal to prevailing rental rates for properties of equivalent quality, size, utility and location.

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                                  Exhibit "E"



         This instrument is included in and made a part of that certain lease agreement between PROPERTY RESERVE, INC., as Landlord, and ELEXSYS INTERNATIONAL, INC., as Tenant for commercial premises located in the Jupiter Resource Center and bearing the address of 2609 Technology Drive, Plano, Texas 75074 ("the Lease"). It is further agreed between Landlord and Tenant as follows:

         1. As further security for Tenant's timely performance of all obligations under the Lease, Tenant agrees to deposit with Landlord the sum of One Hundred Fifty Thousand Dollars ($150,000.00) with the execution of the Lease. This special security deposit is in addition to the security deposit also posted with Landlord by Tenant in the amount of $13,352.00 pursuant to the provisions of paragraph 4.00 of the Lease.

         2.  Assuming  that no default by Tenant has  occurred  during the first
(1st) twelve (12) months of the Lease, Landlord agrees to repay to Tenant within ten (10) days of the expiration of the twelfth (12th) month of the Lease the principal sum of Seventy-Five Thousand Dollars ($75,000.00) plus six percent (6%) interest per annum accruing from the date that the special security deposit is tendered to Landlord until the Seventy-Five Thousand Dollars ($75,000.00) is repaid to Tenant.

         3.  Assuming  that no default by Tenant has occurred  during the second
(2nd) twelve (12) months of the Lease, Landlord agrees to repay to Tenant within ten (10) days of the expiration of the twenty-fourth (24th) month of the Lease the remaining Seventy-Five Thousand Dollars ($75,000.00) of the special security deposit plus six percent (6%) interest per annum accruing from the date that the special security deposit is tendered to Landlord until the remaining balance of Seventy-Five Thousand Dollars ($75,000.00) is repaid to Tenant.

         4. In the event that Tenant should be in default of any monetary obligation under the Lease, Landlord shall have the right, but not the obligation, to draw against the special security deposit without notice to Tenant in an amount necessary to cure Tenant's default, in which case Landlord shall make written demand on Tenant to replenish the special security deposit in the amount drawn by Landlord to cure Tenant's default, and if Tenant fails to replenish the special deposit within fifteen (15) days, Tenant shall be in default of the Lease.

         5. In the event that Tenant should default during the first twelve (12) months of the Lease, whether cured or not at a later date, (a) Tenant shall forfeit all right to interest on the initial Seventy-Five Thousand Dollars ($75,000.00) to be returned at the end of the twelfth (12th) month had there been no default, and (b) Landlord shall be permitted to retain the initial Seventy-Five Thousand Dollars ($75,000.00) through the twenty-fourth (24th) month of the Lease, interest free.

         6. In the event that Tenant  should  default  during the second  twelve
(12) months of the Lease, whether cured or not at a later date, (a) Tenant shall forfeit all right to interest on the second Seventy-Five Thousand Dollars ($75,000.00) to be returned at the end of the twenty-fourth (24th) month had there been no default, and (b) Landlord shall be permitted to retain the second Seventy-Five Thousand Dollars ($75,000.00) through the thirty-sixth (36th) month of the Lease, interest free.


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         7. In the event that (a) Tenant  should vacate and abandon the premises of the Lease, or (b) Tenant should cease to occupy the premises of the Lease as a result of lawful remedial action by the Landlord in response to any default by Tenant, Landlord shall have the right to apply the remaining balance of the special security deposit, including accrued interest, against (i) all unpaid rent or other monetary obligations accruing under the Lease without payment,
(ii) all unamortized tenant improvements paid by Landlord, (iii) all unamortized lease commissions paid by Landlord, and (iv) any other damages, of whatever kind or character, which Landlord may sustain as a result of Tenant's default under the Lease.

         8. All remedies granted to Landlord in this Exhibit E, relative to the special security deposit, shall be cumulative and in addition to all other remedies available to Landlord pursuant to the Lease and under Texas law in the event of any default by Tenant under the Lease.

         9. In the event that Landlord should default on its obligations as expressly provided in the lease, which default has the effect of negating Tenants continued use of the leased premises per the terms of the lease, Landlord shall be obligated to repay to Tenant the outstanding principal balance of the special security deposit plus accrued interest if Landlord fails to cure the default within thirty (30) days of written notice from Tenant of any alleged default by Landlord.

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